SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2007

CONTINENTAL FUELS, INC.
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(Exact Name of Registrant as Specified in Charter)

Nevada	33-33042	22-3161629
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(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

17503 LaCantera Parkway, Suite 104-B628
San Antonio, Texas 78257
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(Address of Principal Executive Offices)

(210) 558-2800
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(Registrant's Telephone Number, including area code)

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers.

Resignation of Directors

On November 23, 2007, the Registrant announced the resignations of Messrs. Peter Gelb and Marco Gutierrez from their positions as members of the Registrant's board of directors. Mr. Gelb and Mr. Gutierrez's resignations became effective on
November 21, 2007.

Appointment of Directors

On November 23, 2007, the Registrant announced the appointment of Mr. Timothy Brink to the Registrant's board of directors to fill a vacancy thereon. Mr. Brink is also the Registrant's Chief Executive Officer, President and Treasurer.

Timothy Brink has 17 years experience in Petroleum retail operations. Mr. Brink has worked as a successful operational manager for several large companies including Southland Corp., Circle K, and Amerada Hess, Inc. Mr. Brink has also been employed as an Operations Manager by Garb-Ko, a 7-11 franchise chain in Michigan, Indiana, and Ohio. Mr. Brink specializes in developing marketing strategies to promote sales and overall profitability to meet long-term financial goals. While employed at Amerada
Hess Mr. Brink was promoted into franchise operations (also called the Branded Retailer program). Mr. Brink aggressively signed up new accounts and outperformed the company's expectations. The Branded Retailer program helped Amerada Hess establish their desired market share. In 2001, Mr. Brink started his own chain of petroleum retail outlets in Florida. Mr. Brink sold his interest in the company in January of 2005. Since 2005, Mr. Brink has been actively involved in oil trading and consulting.

Prior to 1990, Mr. Brink served 6 years in the United States Air Force. He was an electrical avionics communications and navigation specialist. While serving as a Non-Commission Officer in the United States Air Force, Mr. Brink was a full time student. He attended the Community College of the Air Force, Florida State University, and Troy State University. Mr. Brink
received a degree in Avionics System Technology, Electrical Engineering Technology, and a Masters in Business Management.

On November 21, 2007, the board of directors of the Registrant approved the appointment of Mr. Kamal Abdallah as the
Chairman of the Registrant's board of directors. Mr. Abdallah has been a member of the Registrant's board of directors since
April 2007. On November 21, 2007, the board of directors of the Registrant approved the appointment of Mr. Christopher
McCauley as the Registrant's Secretary. Mr. McCauley has been a member of the Registrant's board of directors since April 2007.

Registrant's Board of Directors

The Board of Directors of the Registrant currently consists of three members, Mr. Kamal Abdallah, Mr. Christopher McCauley and Mr. Timothy Brink.

No director, executive officer, promoter or control person of the Registrant has, within the last five years: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "Commission") or the
Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Fuels, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2007

CONTINENTAL FUELS, INC.

By: /s/	Timothy Brink
Timothy Brink
CEO, President, Treasurer

Exhibit Index

Exhibit	Description

99.1	Press Release dated November 23, 2007.